Exhibit 99.1

AMENDMENT NO. 5

dated as of August 18, 2005

among

AMERICREDIT REPURCHASE TRUST,

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer,

and

BARCLAYS BANK PLC,
as Agent

to

SECURITY agreement

dated as of August 19, 2004

Amendment NO. 5, dated as of August 18, 2005 (the "Amendment"), by and among AMERICREDIT REPURCHASE TRUST (the "Issuer"), AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), as Servicer (in such capacity, the "Servicer"), and BARCLAYS BANK PLC, as Agent (in such capacity, the "Agent"), to the Security Agreement, dated as of August 19, 2004 (the "Security Agreement"), by and among the Issuer, AmeriCredit, individually and as Servicer, AFS Warehouse Corp., Sheffield Receivables Corporation and Wells Fargo Bank, National Association, as Collateral Agent and Securities Intermediary.

WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Issuer, the Servicer and the Agent (the "Parties") upon the terms and conditions specified therein;

WHEREAS, the Parties wish to amend the Security Agreement.

NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

    Definitions.

    Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

    Amendment to Annex A (Defined Terms).

          The definition of "Facility Limit" is hereby deleted in its entirety and replaced with the following:

          "Facility Limit" means $500,000,000; provided that such amount may not at any time exceed the Commitment at any time in effect.

          The definition of "Commitment Termination Date" is hereby deleted in its entirety and replaced with the following:

    "Commitment Termination Date" means August 17, 2006, or such later date to which the Commitment Termination Date may be extended by the Issuer, the Agent and the Company not later than 30 days prior to the then current Commitment Termination Date.

    Waiver. In connection with their entry into this Amendment and the extension of the Commitment Termination Date, the parties hereto, agree to waive the requirement set forth in the definition of "Commitment Termination Date" that any extension of the Commitment Termination Date shall be made not later than 30 days prior to the then current Commitment Termination Date.

    Counterparts.

    This Amendment to the Security Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Security Agreement.

    Ratification of Security Agreement.

    Except as provided herein, all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

    Entire Agreement.

    This Amendment sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

    Governing Law.

    This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

    No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT REPURCHASE TRUST,

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

AMERICREDIT FINANCIAL SERVICES, INC.,

as Servicer

By:

Name:

Title:

BARCLAYS BANK PLC,
as Agent

By:

Name:
Title:

Acknowledged and Agreed:

AFS WAREHOUSE CORP.,

By:

Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent and Securities Intermediary

By:

Name:

Title: